Exhibit 10.28

     AMENDMENT No. 6 dated as of March 25, 2003, to the Credit Agreement dated as of February 23, 2001, as amended (the "Credit Agreement"), among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. (the "Company"), THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED (the "Canadian Borrower"), COMPASS FOODS, INC., BORMAN'S, INC., KOHL's FOOD STORES, INC., SHOPWELL, INC., WALDBAUM, INC., SUPER FRESH FOOD MARKETS, INC. and SUPER MARKET SERVICE CORP. (together with the Company, the "U.S. Borrowers", and the U.S. Borrowers together with the Canadian Borrower, the "Borrowers"), the LENDERS party thereto (the "Lenders"), JPMORGAN CHASE BANK (successor to THE CHASE MANHATTAN BANK), as agent for the U.S. Lenders (in such capacity, the "U.S. Administrative Agent"), and J. P. MORGAN BANK CANADA, (successor to THE CHASE MANHATTAN BANK OF CANADA), as agent for the Canadian Lenders (in such capacity, the "Canadian Administrative Agent", and together with the U.S. Administrative Agent, the "Administrative Agents").

                  A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. The Borrowers have requested that the Lenders agree to amend the Credit Agreement as set forth herein.

                  C. The undersigned Lenders are willing to so amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

                  D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements, provisions and covenants herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions, the parties hereto hereby agree as follows:

                  SECTION 1. Appointment. The parties hereto hereby agree that JPMorgan Chase Bank, an authorized foreign bank under the Bank Act (Canada) carrying on business through its Canadian branch (in such capacity, "JPMorgan Chase Bank, Toronto Branch"), is appointed Canadian Administrative Agent and Canadian Collateral Agent, replacing J. P. Morgan Bank Canada, and JPMorgan Chase Bank, Toronto Branch, hereby accepts such appointment. All fees payable to
J. P. Morgan Bank Canada under the Loan Documents shall be payable to JPMorgan Chase Bank, Toronto Branch, as successor to J. P. Morgan Bank Canada.

                  SECTION 2. Amendments. Section 6.07 of the Credit Agreement is hereby amended by inserting immediately after the text "any Hedging Agreement" the text ", other than Hedging Agreements entered into in the ordinary course of business and consistent with past practices of the Company to hedge or mitigate currency or energy exposure risks to which the Company or any Subsidiary is exposed in the conduct of its business".

                  SECTION 3. Representations and Warranties. Each of the Borrowers and other Loan Parties represents and warrants to the Administrative Agents and the Lenders that:

                  (a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) After giving effect to this Amendment, no Event of Default, or event that with notice or lapse of time or both would constitute an Event of Default, has occurred and is continuing.

                  SECTION 4. Conditions to Effectiveness. This Amendment shall become effective (as of the date first written above) on the date (the "Amendment Effective Date") when (i) the Administrative Agents (or their counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Required Lenders and (ii) the Administrative Agents shall have received payment of any out-of-pocket expenses of the Administrative Agents payable by the Borrowers that have been invoiced before the Amendment Effective Date.

                  SECTION 5. Expenses. The Borrowers shall reimburse the Administrative Agents for their reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees and expenses of Cravath, Swaine & Moore, counsel for the Administrative Agents, and McMillan Binch, Canadian counsel for the Administrative Agents.

                  SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agents or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, which is ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provision of the Credit Agreement specifically referred to herein.

                  SECTION 7. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

                  SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                             THE GREAT ATLANTIC & PACIFIC
                                             TEA COMPANY, INC.,

                                               by

                                                  Name:
                                                  Title:

                                             THE GREAT ATLANTIC & PACIFIC
                                             COMPANY OF CANADA, LIMITED,

                                               by

                                                  Name:
                                                  Title:


                                               by

                                                  Name:
                                                  Title:


                                             JPMORGAN CHASE BANK,
                                             individually and as U.S.
                                             Administrative Agent,

                                               by

                                                  Name:
                                                  Title:


                                            J.P. MORGAN BANK CANADA, as
                                            resigning Canadian Administrative
                                            Agent and Canadian
                                            Collateral Agent,

                                               by

                                                  Name:
                                                  Title:


                                            JPMORGAN CHASE BANK, TORONTO BRANCH,
                                            as a Lender and successor Canadian
                                            Administrative Agent and Canadian
                                            Collateral Agent,

                                               by

                                                  Name:
                                                  Title:

                                             COMPASS FOODS, INC.,

                                               by

                                                  Name:
                                                  Title:


                                             BORMAN'S, INC.,

                                               by

                                                  Name:
                                                  Title:


                                             KOHL'S FOOD STORES, INC.,

                                               by

                                                  Name:
                                                  Title:


                                             SHOPWELL, INC.,

                                               by

                                                  Name:
                                                  Title:


                                             WALDBAUM, INC.,

                                               by

                                                  Name:
                                                  Title:


                                             SUPER FRESH FOOD MARKETS, INC.,

                                               by

                                                  Name:
                                                  Title:

                                             SUPER MARKET SERVICE CORP.,

                                               by

                                                  Name:
                                                  Title:

                                            SIGNATURE PAGE TO AMENDMENT NO. 6
                                            DATED AS OF MARCH 25, 2003, TO THE
                                            CREDIT AGREEMENT DATED AS OF
                                            FEBRUARY 23, 2001, as amended, among
                                            THE GREAT ATLANTIC & PACIFIC TEA
                                            COMPANY, INC., THE GREAT ATLANTIC &
                                            PACIFIC COMPANY OF CANADA, LIMITED,
                                            THE OTHER BORROWERS PARTY THERETO,
                                            THE LENDERS PARTY THERETO, JPMORGAN
                                            CHASE BANK, as U.S. Administrative
                                            Agent, and J. P. MORGAN BANK CANADA,
                                            as Canadian Administrative Agent.

                                              Name of Institution:




                                               by

                                                  Name:
                                                  Title:


                                               by

                                                  Name:
                                                  Title: